Exhibit 99.1

PRESS RELEASE

VCG Holding Corp (ticker: PTT, exchange: AMEX) News Release

September 13, 2004

VCG Holding Corp Agrees To Cancel its Plan To Acquire a Minneapolis Night Club.

DENVER—(BUSINESS WIRE)—September 13, 2004—VCG Holding Corp (AMEX: PTT),

VCG Holding Corp. (VCG) ), a nationwide owner/operator of adult nightclubs, announced today that the Company and the owners of Classic Affairs, Inc. have mutually agreed not to complete the transaction to purchase 100% of the outstanding stock of Classic Affairs, Inc. (Classic), since the closing of the transaction has not occurred within the time frame contemplated by the parties. Classic owns and operates an adult nightclub in downtown Minneapolis, MN under the name of Schieks Palace Royale. On March 26 and June 18, 2004, respectively, VCG announced that it intended to close on the stock purchase acquisition shortly upon approval by the Minneapolis City Council of the transfer of Classic’s liquor license to VCG. However, due to unforeseen delays in the license transfer review and approval process, the closing has not occurred within the time frame originally anticipated by the parties to this transaction. As a result, on September 7, 2004, VCG and Classic agreed to cancel their previous intent to consummate the stock purchase transaction. VCG agreed to reimburse Classic for certain expenses, including payroll, legal, accounting, etc., related to the cancellation from VCG’s $100,000 deposit with Classic.

About VCG

VCG Holding is an owner, operator and consolidator of upscale adult nightclubs throughout the United States. The company currently owns six adult nightclubs, of which one is under construction, and operates nine more clubs on management agreements, located in Indianapolis, Memphis, St. Louis, Denver, Phoenix, Louisville, and Honolulu.

Forward-looking statements

Statements contained in this press release concerning future results, performance or expectations are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as assumptions on which such statements are based. All forward-looking statements in this press release are based upon information available to the Company on the date of this press release. Forward-looking statements involve a number of risks and uncertainties, and other factors, that could cause actual results, performance or developments to differ materially from those expressed or implied by those forward-looking statements including the following: failure of facts to conform to necessary management estimates and assumptions; the Company’s ability to identify and secure suitable locations for new nightclubs on acceptable terms, open the anticipated number of new nightclubs on time and within budget, achieve anticipated rates of same-store sales, hire and train additional nightclub personnel and integrate new nightclubs into its operations; the continued implementation of the Company’s business discipline over a large nightclub base; unexpected increases in cost of sales or employee, pre-opening or other expenses; the economic conditions in the new markets into which the Company expands and possible uncertainties in the customer base in these areas; fluctuations in quarterly operating results; seasonality; changes in customer spending patterns; the impact of any negative publicity or public attitudes; competitive pressures from other national and regional nightclub chains; business conditions, such as inflation or a recession, or other negative effect on nightclub patterns, or some other negative effect on the economy, in general, including (without limitation) war, insurrection and/or terrorist attacks on United States soil; growth in the nightclub industry and the general economy; changes in monetary and fiscal policies, laws and regulations; and other risks identified from time to time in the Company’s SEC reports, including the annual report on Form 10-K for 2003 and its current reports on Form 8-K, registration statements, press releases and other communications. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Contact:

Troy H. Lowrie, CEO

Micheal Ocello, President

Donald W Prosser, CFO

VCG Holding Corporation

390 Union Blvd, Suite 540

Lakewood, Colorado 80228

Telephone	303.934.2424
Facsimile	303-922.0746
Email:	tlowrie@vcgh.com
dprosser@vcgh.com
mocello@vcgh.com